Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent events
20.	Subsequent events

In January 2019, the Group terminated the license agreement with UCB Biopharma Sprl (“UCB”), under which the Group obtained an exclusive and worldwide license under certain patents and know-how of UCB to develop, manufacture, use, sell, import and commercialize UCB’s proprietary antibody UCB3000, or the licensed compound, or ZL-1101 for the treatment, prevention and diagnosis of any human diseases. The license that the Group retained was reverted back to UCB immediately upon termination of the license agreement and the Group has no continuing obligations (financial or otherwise) thereunder.

In February 2019, the Group granted 5,000 share options to certain management and employees of the Group at the exercise price of $29.12per share under the 2017 Plan. These options granted have a contractual term of 10 years and generally vest over a three year period, with 33.33% of the awards vesting on the anniversary date one year after the grant date.

In March 2019, the Group granted 168,500 share options to certain management and employees of the Group at the exercise price of $27.75 per share under the 2017 Plan. These options granted have a contractual term of 10 years and generally vest over a five year period, with 20% of the awards vesting on the anniversary date one year after the grant date.

In January 2019, 50,000 ordinary shares were authorized for grant to the independent directors of the Group. The restricted shares shall vest and be released from the restrictions in full on the first anniversary from the date of the agreement.

In March 2019, 45,000 ordinary shares were authorized for grant to certain management and employees of the Group. One fifth of the restricted shares shall vest and be released from the restrictions on each yearly anniversary of the date of the agreement.